UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

COCA-COLA CONSOLIDATED, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-9286	56-0950585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, NC		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 Par Value	COKE	The NASDAQ Global Select Market

Item 2.02.Results of Operations and Financial Condition.

On May 7, 2019, Coca-Cola Consolidated, Inc., (the “Company”) issued a news release announcing its financial results for the first quarter ended March 31, 2019. A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description	Incorporated By Reference To
99.1	News release issued on May 7, 2019, reporting the Company’s financial results for the first quarter ended March 31, 2019.	Filed herewith.

The information in this Current Report on Form 8‑K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC. (REGISTRANT)

Date: May 7, 2019	By:	/s/ F. Scott Anthony
F. Scott Anthony Executive Vice President and Chief Financial Officer